Exhibit 99.1


                    CERTIFICATION BY CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Isramco, Inc. (the "Company") on Form 10-Q for the quarter ended June 30, 2002 (the "Report") filed with the Securities and Exchange Commission, I, Haim Tsuff, Chief Executive and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Company's Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


August 14, 2002                                      /s/ Haim Tsuff
                                                     ---------------------------
                                                     Haim Tsuff
                                                     Chief Executive Officer
                                                     (and Principal Financial
                                                     Officer)